UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 7, 2005

iVillage Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20242	13-3845162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 600-6000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission on January 13, 2005 (the “Original Filing”) solely for the purpose of correcting an inadvertent error in the second paragraph of Item 2.01.

Item 2.01           Completion of Acquisition or Disposition of Assets.

The disclosure set forth under this item in the Original Filing is hereby revised by replacing the share number in the second paragraph with “205,908.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVILLAGE INC.

	By:	/s/ Steven A. Elkes
Steven A. Elkes
Chief Financial Officer &
Executive Vice President,
Operations & Business Affairs

Dated: April 14, 2005